MRC Global







3Q 2020 Investor Conference Presentation

October 28, 2020

Andrew Lane
President & CEO

Kelly Youngblood
Executive Vice President & CFO

We Make Energy Flow™

Forward Looking Statements and Non-GAAP Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "looking forward," "guidance," "targeting", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated October 28, 2020.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Statement Regarding Use of Non-GAAP Measures:

The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Global Leader in PVF Distribution

Largest pipe, valves and fittings (PVF) distributor – TTM Sales of $2.7B

Industrial Distributor with Diversified Business Mix

- Counter-cyclical cash flow generation & strong balance sheet
- Cash flow generation in modest growth periods
- Balanced portfolio across gas utilities, downstream and industrial, upstream production & midstream pipeline sectors
- Product mix focused on higher margin offerings

Key Role in Global Supply Chains of Energy Companies

- Create value for both customers and suppliers
- Closely integrated into customer supply chains
- Broad footprint with approximately 230 service locations in 20 countries
- Premier quality program, material sourcing & customer service

Balanced Approach to Capital Allocation

- Strong balance sheet with financial flexibility through the cycle

Note: For the twelve months ended September 30, 2020

Gas Utilities 29%



Downstream & Industrial 31%



Upstream Production 25%



Midstream Pipeline 15%



Strategy for Creating Shareholder Value

Grow Market Share



- Provide superior customer service & cost-saving supply chain solutions
- Focus on blue chip customers who demand value-added service and technical expertise
- Leverage market leadership position and global footprint
- Provide multi-channel engagement to capture buying

Maximize Profitability



- Focus on higher margin products, end-markets & sales strategies
- Leverage scale & global supply chain
- Expand offering of value-added services to capture enhanced margin
- Focus on controlling costs & operating leverage

Maximize Working Capital Efficiency



- Reduce cash conversion cycle
- Optimize inventory to maximize turnover and margin
- Continual operational efficiency improvements

Optimize Capital Structure



- Optimize capital structure with financial flexibility throughout the cycle

Compelling Investment Opportunity

- Market leader in PVF distribution, serving critical function to the energy industry
- Diversified across sectors, regions and customers
- Counter-cyclical cash flow and strong balance sheet
- Differentiated global platform creates customer value
- Organic growth potential via market share gains from expanded multi-year MRO contracts and long-term secular growth from global energy demand
- Proven history of driving continuous productivity improvements
- Industry consolidator with proven success in acquiring and integrating businesses

World-class Management Team
with Significant Distribution and Energy Experience



Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle

Revenue by Geography


International
15%
Canada
5%
United States
80%

Revenue by Industry Sector


Upstream
Production
25%
Gas Utilities
29%
Midstream Pipeline
15%
Industrial
12%
Chemicals & Refining
19%
Downstream &
Industrial
31%

Revenue by Product Line


Stainless Steel, Alloy Pipe
& Fittings
5%
General
Products
10%
Gas Products
18%
Valves, Automation,
Measurement &
Instrumentation
41%
Carbon Steel Pipe,
Fittings & Flanges
26%

Note: Percentage of sales are for the twelve months ended September 30, 2020. Industrial includes metals & mining, fabrication, pulp & paper, power generation and general industrial.

Gas Utilities – Providing Gas Products to Gas Utility Customers

- Business drivers:
  - independent of commodity prices
  - integrity projects & pipeline enhancement projects
  - residential & commercial, new & upgrade installations
- Relatively stable, steady growth
- Contracts with 9 of the 10 largest gas utilities in the U.S. based on the number of customers (*e.g.* CenterPoint, PG&E, NiSource, Atmos, Duke, Southern Company Gas)



Gas Utilities Growth

- Largest provider of products & services to U.S. Gas Utilities
- Targeting to build a $1 billion revenue base in 2-3 years
- Contracts with 18 of the top 25 largest gas utilities in the U.S.
- Strong customer relationships – average 19 years under continuous contract


$ millions
CAGR ~9%
$310
$795
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
TTM 3Q20

Downstream & Industrial – Providing PVF to Refining, Chemical & Industrial Customers



Refining

- Recurring MRO revenue from planned & unplanned maintenance
- Provide on-location "zone store" inventory
- Contracts with all the 10 largest refiners in the U.S. (*e.g.* Shell, Chevron, Marathon Petroleum Company, Valero, Phillips 66, ExxonMobil)





Chemical & Industrial

- Low gas prices provide stable, advantaged feedstock for plastics
- Positioned to benefit from planned U.S. petrochemical projects
- Distribute to a broad range of industrials including power, pulp and paper, mining and OEM's (original equipment manufacturers).

Upstream Production – Providing Completion Infrastructure to E&P Operators

- Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries
- Serve exploration & production (E&P) operators including Shell, Chevron, Occidental, California Resources Corporation and Canadian Natural Resources
- Primary drivers are customers' capital budgets for well completions & production tank battery upgrades and expansions
- Walk-in counter sales at strategically located branches in active oil & gas production areas
- Located in all major basins - revenue follows basin market activity levels







Midstream Pipeline – Providing PVF to Pipeline Infrastructure Customers

Transmission & Gathering

- Provide PVF to midstream gathering customers
- Provide PVF bulks & shorts and logistical services to long-haul transmission customers
- Benefit from recent pipeline approvals & modernization projects replacing older pipelines
- Customers include TC Energy, DCP Midstream, Energy Transfer, Williams Partners, Equitable, Enable Midstream Partners





MRC Global is a Critical Link Between Its Customers & Suppliers

SUPPLIERS

Energy Carbon Steel Tubulars

Tenaris, vallourec, DURA-BOND, STUPP, BERG PIPE

Valves

CAMERON, NEWAY, FLOWSERVE, KITZ, BALON, FORUM, EMERSON, CIRCOR, VELAN

Fittings, Flanges and Other

+GF+ GEORG FISCHER, Honeywell, HACKNEY LADISH, ALLIED GROUP, WL PLASTICS, Chevron Phillips, GALPERTI

Supplier Value Proposition

- ✓ Manufacturing and scale efficiencies
- ✓ Leverage MRC Global's footprint
- ✓ Access to 12,000+ customers
- ✓ Lead suppliers through the quality process

MRC Global

Customer Value Proposition

- ✓ Outsource non-core supply chain and logistics functions
- ✓ Reduce supply chain complexity
- ✓ Savings from volume purchasing and global sourcing, 40+ countries
- ✓ Product availability - access to MRC Global's broad inventory with approximately 10,000 suppliers
- ✓ Approve new suppliers through rigorous quality program

CUSTOMERS

IOCs

Shell, Chevron, bp, ExxonMobil

Gas Utilities

PG&E, Southern Company Gas, DUKE ENERGY, NiSource, Dominion Energy, CenterPoint Energy, ATMOS energy

Downstream

Marathon, CITGO, Chevron Phillips, lyondellbasell, OXY, Westlake Chemical, sabic, Phillips 66, Chemours, Valero

Upstream

AERA, Apache, OXY, California Resources Corporation, equinor, ConocoPhillips, Husky, Canadian Natural, XTO Energy

Midstream Pipeline

Marathon, TC Energy, dcp Midstream, Phillips 66, Williams, Energy Transfer

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers

North America


Nisku, AB
CANADA
Cheyenne, WY
Munster, IN
USA
Bakersfield, CA
Pittsburgh, PA
Odessa, TX
Houston, TX

International


Stavanger, NO
NORDIC
Bradford, UK
Rotterdam, NL
EUROPE
Dubai, UAE
Singapore
MIDDLE EAST / CASPIAN
ASIA PACIFIC
Perth, WA
Valve & Engineering Center (VEC)
Regional Distribution Center (RDC)
Branch Location (BR)
Headquarters (HQ)
Corporate Office

North America	As of 9/30/20
Branches	96
RDCs	7
VECs	13
Employees	~1,989

Global	As of 9/30/20
Branches	120
RDCs	13
VECs	25
Countries	20
Employees	~2,703

International	As of 9/30/20
Branches	24
RDCs	6
VECs	12
Countries	18
Employees	~714

MRC Global is committed to responsible governance of the enterprise and interaction with its stakeholders.

Safety Performance

- 2020: YTD top Quartile Safety Performance in a National Association Wholesaler-Distributors Survey (compared to last results in 2019 survey)
- 54 distribution companies with over $1 billion in revenue

Sustainable Environment Contribution

- 93% of 2019 valve sales from inventory are "Low-E" valves, which prevent fugitive emissions of methane and other greenhouse gases.
- Reduced North American Scope 1 emissions by approximately 20% from 2013 levels through 2019
- Increased U.S. recycling tonnage by 33% from 2018 to 2019

Supplier Quality Process (Processes, Policies, Audits) includes:

- Increase ethical behavior in our supply chain
- Avoid improper labor practices
- Encourage sustainability

Develop Employees and Encourage Diversity

- 33% of Board of Directors from Diversity Groups
- Women make up 45% of global corporate employees


2020
MRC Global

For more information:

Governance:
[Proxy Statement for our 2020 Annual Meeting of Stockholders]

ESG Generally:
[2020 Environmental, Social Responsibility & Corporate Governance Report]

ESG Policies: Corporate Social Responsibility

Community Engagement Community Involvement

Long-term End Market Growth Opportunities

GAS UTILITIES

- Gas utilities are investing in multi-year infrastructure modernization programs to upgrade old, lower pressure distribution systems and pipes, including steel and cast iron; enhancing the safety and integrity of the systems
- Continued commercial and residential infrastructure expansion

DOWNSTREAM & INDUSTRIAL

- Plant spending and upgrades are being driven by aging infrastructure and regulatory mandates, large and low-cost supply of hydrocarbon resources
- Increasing global demand for plastics and low cost, stable feedstock drives petrochemical investment particularly along the U.S. Gulf Coast

UPSTREAM PRODUCTION

- Capitalizing on oil & gas demand while recognizing the early stages of global energy transition and market consolidation
- Steep shale decline curves and manufacturing mentality for shale drilling result in increasing well completions and facilities

MIDSTREAM PIPELINE

- The demand for energy results in increased need for takeaway capacity and processing by transmission and gathering companies, including transportation to growing export terminals
- Aging pipeline infrastructure in the U.S. requires annual integrity investment

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities

1. **Renew Existing & Obtain New MRO Contract Customers**
   - Approximately 55% of sales are from our top 25 customers[1]
2. **Expand Global Chemical and Valve businesses**
   - Target – Percent of total revenue from valves, automation, measurement and instrumentation: 40-42% in 2020 & 45% in 2023
     - TTM 3Q20 = 41%
3. **Continue to Expand the Integrated Supply Business**
   - 30% of total revenue[1]
4. **Diversified customer base**
   - Serve 200+ fabrication customers


Fabrication Customer Revenue
(millions)
$314
$329
$395
$381
$275
2016
2017
2018
2019
TTM - 3Q 2020

Selected Recent Contract Awards and Renewals

Customer	Type/ Scope	Products	Geography
PG&E	Renewal	Gas products	U.S.
Dominion	Renewal with expanded scope	Gas products	U.S.
TECO	Renewal	Gas Products	U.S.
Ameren	New	Gas products	U.S.
Noble Midstream	New	Valves, Fittings and Flanges	U.S.
Eversource	Renewal with expanded scope	Gas products	U.S.
Total	New	Valves	Europe & West Africa
INEOS	Renewal	PVF	U.S.
Chevron – Canada	New	Integrated Supply	Canada
SoCal Gas	New	PFF	U.S.
CenterPoint	New	Integrated Supply	U.S.
Oneok	New	Valves	U.S.
ConocoPhillips	Renewal	PVF	N.A.
Chevron-TCO MRO	Renewal	Valves	KZ
Atmos	Renewal	Integrated Supply	U.S.
People's Gas	Renewal	PVF	U.S.

1. For the twelve months ended September 30, 2020

Houston Operations Complex at La Porte, TX

Supporting Growth & Continued Operational Efficiencies

- **More than <u>620,000 ft²</u>** of space to deliver our customers' actuation, modification and product needs
  - Valve Engineering & Modification Center
  - Regional Distribution Center
  - Valve & Engineering Center
  - Office space for supply chain management, sales, projects, and executive personnel


Get the high quality processes and products you have come to expect from MRC Global - FAST.
NEW
127,000 ft² Valve Engineering & Modification Center
The latest addition to the MRC Global Houston Operations Complex at La Porte, TX.
Offers midstream gas transmission & pipeline customers:
• Valve Modifications & Transitions
• Valve Testing
• Coating
• Packing
415,000 ft² Regional Distribution Center
40,000 ft² Valve & Engineering Center
80,000 ft² Office Space

MRC Global's Valve-Centric Strategy

- U.S. oil & gas valve sales were $5.2B[1] ($2.6B through distribution)
  - $2.2B Upstream & Midstream
  - $3.0B Downstream
- MRC Global is #1 in U.S. distributed energy valves
  - Holder of 3 global, multi-year, valve contracts with IOCs (Shell, Chevron, ExxonMobil)
- Valve, Automation, Measurement & Instrumentation (VAMI) revenue
  - VAMI is 40% of MRC Global's total sales YTD 3Q20
  - Expected to be 40-42% of total revenue in 2020 & 45% of total revenue in 2023
- Highly technical, complex, long lead-time, global supply chain with value-added services and modifications leads to higher margins

3Q20 VAMI Sales

Upstream Production	Midstream Pipeline	Gas Utilities	Downstream & Industrial
21%	15%	11%	53%



1. Source: *Valve World Americas*, *"Market Report"*, September 30, 2019. Sum of Chemical, Oil & Gas and Refining.

Market Penetration: Investment in Value-Added Valve Modification Capabilities

- Valve Engineering & Modification Center at La Porte complex in-house capabilities:
  - Pipe pup transitions, stem extensions, coatings
  - Differential thermal relief systems
  - Modification services
  - Testing services (e.g. Hydro testing, weld x-rays)
  - Documentation packages
  - Fast track actuation
- Midstream pipelines & gas utilities valves market penetration opportunity
- Higher-margin due to value-added services, supports strategic objective to maximize profitability







Maximizing Profitability: Expanding Higher Margin Opportunities - Valve Products & Services

Positioning Offerings to Higher Margin Products & Services

2013 Sales - Product Mix


OCTG
9%
Carbon Pipe, Fittings & Flanges 35%
All Others 28%
VAMI 28%

TTM 3Q20 Sales – Product Mix


All Others 33%
Carbon Pipe, Fittings & Flanges 26%
VAMI 41%

YTD 3Q20 VAMI


Instrumentation - 6%
Measurement - 2%
Actuation 21%
Manual Valves 71%

Annual VAMI Sales


$1,161
$1,319
$1,553
$1,434
$1,111
2016
2017
2018
2019
TTM 3Q20



Maximizing Profitability and Working Capital Efficiency

Product Margin Enhancement

- Investment in higher margin products and services:
  - VAMI services - Valve actuation/automation, modification, engineered solutions, traceability, testing, ValidTorque™
  - Expanded La Porte - 127,000 ft^2 valve modification facility in 2019
- Reduction of lower margin products and projects

Portfolio Optimization


Adjusted Gross Margin[1]
18.7%
19.7%
2016
3Q20

Working Capital Management

- Target is 19.5% – 19.9% working capital to sales ratio
- Investments in working capital are weighted to higher margin products
- Initiatives to increase efficiency underway (e.g. consolidating inventory in RDCs for better deployment)
- 2019 – exceeded 20% target

Optimizing Net Working Capital[2]


23.7%
20.6%
19.5%
TTM 3Q18
TTM 3Q19
TTM 3Q20

Actively Managing Costs

- SG&A, adjusted $35 million lower in 3Q20 versus 3Q19
- Actions taken to reduce SG&A in 2020
  - Closed and consolidated facilities
  - Voluntary retirement & involuntary reduction in force
  - Hiring and pay freezes
  - Indefinite suspension of 401K matching
  - For eligible executives & employees, a reduction in short & long-term incentives
  - Furloughs in all operations

Actively Managing SG&A, adjusted[1] Costs


$ millions
$132
$97
14.0%
16.6%
3Q19
3Q20

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis.

Investing in Technology for Long-Term Growth & Efficiency

MRCGO™ - A Comprehensive Digital Supply Chain Solution for Oil & Gas Pipe, Valve & Fitting Purchases



- End-to-end digital supply chain solution from a single platform
- B2B for contract customers allows for easy and efficient ordering
- Customized for each customer's contract terms, part numbers, commonly ordered items
- Targeting cost to serve for smaller, transactional customers – initial savings of $5 - $10 million expected by 2022
- 3Q20 e-commerce revenue was 38% of global revenue
- TTM 3Q20 results:
  - $899 million of revenue generated through MRCGO™/ e-commerce
  - 473 customers

% of Global Revenue Generated via E-Commerce


19%
29%
30%
27%
28%
33%
2015
2016
2017
2018
2019
TTM 3Q20

~49% of the **top 36** North American customers' TTM revenue or approximately $731 million was transacted through MRCGO (*e.g.* all digital sales including catalog, EDI)

E-Commerce Platform Capabilities Increase Efficiencies

MRCGO™
MRC GLOBAL ONLINE

GO SEARCH

- Mill Test Reports (MTRs)
- Proof of Delivery (POD)
- Invoices

GO TRACK

- Order status history
- Expedite a delivery
- View inquiry dashboard
- View inquiry reports

GO SHOP

- Catalog
  - View inventory
  - View price
- Request a quote
- Punchout via your ERP or procurement software
- Electronic purchasing (EDI/XML)

SUPPORT

- Online chat
- PVF mobile handbook
- Find a store
- Consult reference materials

E-Commerce Revenue Growth Opportunity


2019
2023-2025
$1B
$2B

Strategic Capital Decisions Support Growth

Effectively Positioned the Balance Sheet

- Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+
- Liquidity of $477 million at 9/30/20 – sufficient to support business strategy

+ Strong Operating Cash Flow Generation

- CFFO annual average is $198 million from 2012 to 2019
- Counter-cyclical cash flow generation
- Business consumes/releases ~20% of working capital per change in sales on average

= Capital Deployment Opportunities

- Debt reduction prioritized in near-term
  - Reduced debt $142M YTD & $65M in 3Q
  - Repurchased $3M of Term Loan B at a 23% discount in 1Q
- E-commerce investments to drive cost efficiencies & share gains
- Returned $375 million of cash to shareholders since 2015 through 2019
  - Repurchased 24.2 million shares at an average price of $15.48 per share

Cumulative Annual Cash Flow from Operations

$1.6 billion CFFO generated through the cycle


$240
$564
$458
$1,148
$1,401
$1,353
$1,342
$1,584
2012
2013
2014
2015
2016
2017
2018
2019

Use of Cash Flow (2013 – 3Q 2020[1])


Share Repurchases 25%
M&A 23%
Capex 13%
Net Financing 39%

1. Investing and Financing cash flows from 2013 through 3Q 2020. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Excludes miscellaneous sources of cash including immaterial asset proceeds.

Quarterly & YTD Financial Performance

($ millions, except per share data)

Sales


$942
$602
$585
$2,896
$1,981
3Q 19
2Q 20
3Q 20
YTD 2019
YTD 2020

Adjusted Gross Profit and % Margin[1]


$188
20.0%
$118
19.6%
$115
19.7%
$568
19.6%
$390
19.7%
3Q 19
2Q 20
3Q 20
YTD 2019
YTD 2020

Adjusted EBITDA and % Margin[1]


$62
6.6%
$17
2.8%
$24
4.1%
$178
6.1%
$75
3.8%
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

Adjusted Diluted EPS[1]


$0.21
$(0.10)
$(0.10)
$0.56
$(0.18)
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet Provides Financial Flexibility

($ millions)

Total Debt


$627
$474
$409
3Q 19
2Q 20
3Q 20

Net Leverage[1]:	3Q 19	2Q 20	3Q 20
	2.5x	3.3x	3.8x

Capital Structure

	September 30, 2020
Cash and Cash Equivalents	**$40**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 384
Global ABL Facility due 2022	25
Total Debt	$ 409
Preferred stock	355
Common stockholders' equity	347
Total Capitalization	**$ 1,111**
Liquidity	**$ 477**

Cash Flow from Operations


$126
$47
$94
$134
$178
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

Return on Average Net Capital Employed[2]


8.2%
8.1%
7.2%
-12.8%
-3.6%
4.4%
6.2%
4.3%
-19.4%
2012
2013
2014
2015
2016
2017
2018
2019
TTM 3Q20

1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash.
2. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity).Calculated with GAAP figures.

Capital Structure

Credit Agreements (ABL and Term Loan)

- Global ABL matures in September 2022 and Term Loan B matures in September 2024
- Term Loan B has 1% per year amortization, paid quarterly
- Term Loan B requires repayment in form of annual excess cash flow sweep based on leverage ratio (25 - 50% of annual "Excess Cash Flow")

Liquidity & Debt Waterfall (millions)


$477
Debt
Revolver
Cash
$437
$40
$25
$384
Available Liquidity
2022
2024

Financial Maintenance Covenants

- Both the ABL and Term Loan B have no financial maintenance covenant restrictions
- In the ABL, a springing covenant is triggered if "Excess Availability" is less than the greater of 10% of the "Line Cap" or $60 million, then a "Fixed Charge Coverage Ratio" of 1.0:1.0 is required.
  - "Excess Availability" is approximately $437 million
  - "Fixed Charge Coverage Ratio" was 1.3 at Sept. 30, 2020
- The ABL and Term Loan B contain customary restrictive covenants based on leverage metrics that limit our ability to make investments, prepay certain indebtedness, grant liens, incur additional indebtedness, sell assets, make fundamental changes, enter into transactions with affiliates and pay dividends.

Strategy - 3Q20 Accomplishments

Grow Market Share	• Added new customer contracts and awards (*e.g.* downstream)

Maximize Profitability	• Achieved 19.7% adjusted gross margins
	• 39% of revenue from valves in 3Q 2020 and 40% YTD
	• E-commerce revenue:
	  • 48% of North America revenue in September
	  • 38% of total revenue in 3Q20

Maximize Working Capital Efficiency	• Achieved 19.5% of working capital, net of cash, to sales on TTM basis • Targeting 19.5% to 19.9% for 2020
Optimize Capital Structure	• Reduced net debt by $86 million in 3Q20 from 2Q20 and $150 million YTD • Generated $94 million cash from operations in 3Q20 and $178 million YTD

Appendix

Annual Financial Performance

($ millions, except per share data)

Sales


$5,571
$5,231
$5,933
$4,529
$3,041
$3,646
$4,172
$3,662
2012
2013
2014
2015
2016
2017
2018
2019

Y-o-Y Growth	(6%)	13%	(24%)	(33%)	20%	14%	(12%)

Adjusted Gross Profit and % Margin[1]


$1,058
$1,009
$1,120
$814
$568
$683
$819
$722
19.0%
19.3%
18.9%
18.0%
18.7%
18.7%
19.6%
19.7%
2012
2013
2014
2015
2016
2017
2018
2019

Y-o-Y Growth	(5%)	11%	(27%)	(30%)	20%	20%	(12%)

Adjusted EBITDA and % Margin[1]


$463
$386
$424
$235
$75
$179
$280
$201
8.3%
7.4%
7.1%
5.2%
2.5%
4.9%
6.7%
5.5%
2012
2013
2014
2015
2016
2017
2018
2019

Y-o-Y Growth	(17%)	10%	(45%)	(68%)	139%	56%	(28%)

Adjusted Diluted EPS[1]


$1.87
$1.46
$1.65
$0.42
$(0.67)
$0.22
$1.10
$0.36
2012
2013
2014
2015
2016
2017
2018
2019

Y-o-Y Growth	(22)%	13%	(75)%	NM	NM	NM	(67%)

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Balance Sheet

($ millions)

Total Debt


$1,245
$978
$1,447
$519
$414
$526
$684
$551
2012
2013
2014
2015
2016
2017
2018
2019

Net Leverage[1]:

2.6x	2.5x	3.4x	1.9x	4.0x	2.7x	2.3x	2.6x

Capital Structure

	December 31, 2019
Cash and Cash Equivalents	**$ 32**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 390
Global ABL Facility due 2022	161
Total Debt	$ 551
Preferred stock	355
Common stockholders' equity	642
Total Capitalization	**$ 1,548**
Liquidity	**$ 483**

Cash Flow from Operations


$240
$324
$(106)
$690
$253
$(48)
$(11)
$242
2012
2013
2014
2015
2016
2017
2018
2019

Net Working Capital as % of Sales[2]


20.9%
20.2%
24.9%
19.7%
18.9%
19.4%
20.4%
19.1%
2012
2013
2014
2015
2016
2017
2018
2019

1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash.
2. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis.

Adjusted Gross Profit Reconciliation

	Three months ended			Nine months ended		Year ended December 31							
($ millions)	Sept 30, 2020	June 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019	2019	2018	2017	2016	2015	2014	2013	2012
Gross profit	$ 114	$ 79	$ 174	$ 341	$ 522	$ 653	$ 689	$ 582	$ 468	$ 786	$ 1,018	$ 955	$ 1,014
Depreciation and amortization	5	5	5	15	16	21	23	22	22	21	22	22	19
Amortization of intangibles	7	6	11	20	33	42	45	45	47	60	68	52	49
(Decrease) increase in LIFO reserve	(11)	(6)	(2)	(20)	(3)	(2)	62	28	(14)	(53)	12	(20)	(24)
Inventory charges and other	-	34	-	34	-	8	-	6	45	-	-	-	-
Adjusted Gross Profit	$ 115	$ 118	$ 188	$ 390	$ 568	$ 722	$ 819	$ 683	$ 568	$ 814	$ 1,120	$ 1,009	$ 1,058

Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted SG&A Reconciliation

	Three months ended	
($ millions)	Sept 30, 2020	Sept 30, 2019
SG&A	**$ 100**	**$ 137**
Severance and restructuring	(5)	(5)
Recovery of supplier bad debt	2	-
Adjusted SG&A	**$ 97**	**$ 132**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of Adjusted SG&A, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted EBITDA Reconciliation

	Three months ended			Nine months ended		Year ended December 31							
($ millions)	Sept 30, 2020	June 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019	2019	2018	2017	2016	2015	2014	2013	2012
Net income (loss)	$ 3	$ (281)	$ 21	$ (269)	$ 63	$ 39	$ 74	$ 50	$ (83)	$ (331)	$ 144	$ 152	$ 118
Income tax expense (benefit)	5	(17)	8	(7)	22	27	21	(43)	(8)	(11)	82	85	64
Interest expense	7	7	10	22	31	40	38	31	35	48	62	61	113
Depreciation and amortization	5	5	5	15	16	21	23	22	22	21	22	22	19
Amortization of intangibles	7	6	11	20	33	42	45	45	47	60	68	52	49
(Decrease) increase in LIFO reserve	(11)	(6)	(2)	(20)	(3)	(2)	62	28	(14)	(53)	12	(20)	(24)
Equity-based compensation expense	3	3	5	8	12	16	14	16	12	10	9	15	8
Foreign currency losses (gains)	2	(1)	(1)	3	(1)	(1)	(1)	(2)	4	3	3	13	(1)
Goodwill & intangible asset impairment	-	242	-	242	-	-	-	-	-	462	-	-	-
Inventory-related charges	-	34	-	34	-	5	-	6	40	-	-	-	-
Facility closures	-	18	-	18	-	-	-	-	-	-	-	-	-
Severance & restructuring charges	5	7	5	12	5	9	4	14	20	14	8	1	-
Recovery of supplier bad debt & Supplier bad debt	(2)	-	-	(2)	-	5	-	-	-	-	-	-	-
Gain on early extinguishment of debt	-	-	-	(1)	-	-	-	-	-	-	-	-	114
Write off of debt issuance costs	-	-	-	-	-	-	1	8	1	3	-	-	-
Litigation matter	-	-	-	-	-	-	-	3	-	3	-	-	-
Change in fair value of derivative instruments	-	-	-	-	-	-	(1)	1	(1)	1	1	(5)	(2)
Loss on disposition of non-core product line	-	-	-	-	-	-	-	-	-	5	10	-	-
Insurance charge	-	-	-	-	-	-	-	-	-	-	-	2	-
Cancellation of executive employment agreement (cash portion)	-	-	-	-	-	-	-	-	-	-	3	-	-
Expenses associated with refinancing	-	-	-	-	-	-	-	-	-	-	-	5	2
Pension settlement	-	-	-	-	-	-	-	-	-	-	-	-	4
Other expense (income)	-	-	-	-	-	-	-	-	-	-	-	3	(1)
Adjusted EBITDA	$ 24	$ 17	$ 62	$ 75	$ 178	$ 201	$ 280	$ 179	$ 75	$ 235	$ 424	$ 386	$ 463

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted Net Income Reconciliation

	Three months ended						Nine months ended			
($ millions)	Sept 30, 2020		June 30, 2020		Sept 30, 2019		Sept 30, 2020		Sept 30, 2019	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share*	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (3)**	**$ (0.04)**	**$ (287)**	**$ (3.50)**	**$ 15**	**$ 0.18**	**$ (287)**	**$ (3.50)**	**$ 45**	**$ 0.53**
Goodwill and intangible asset impairment, net of tax	-	-	234	2.85	-	-	234	2.86	-	-
Inventory-related charges, net of tax	-	-	29	0.35	-	-	29	0.35	-	-
Facility closures, net of tax	-	-	16	0.20	-	-	16	0.20	-	-
Severance and restructuring, net of tax	5	0.06	5	0.06	4	0.05	10	0.12	4	0.05
Recovery of supplier bad debt, net of tax	(2)	(0.02)	-	-	-	-	(2)	(0.02)	-	-
Decrease in LIFO reserve, net of tax	(8)	(0.10)	(5)	(0.06)	(2)	(0.02)	(15)	(0.18)	(2)	(0.02)
Adjusted net (loss) income attributable to common stockholders	**$ (8)**	**$ (0.10)**	**$ (8)**	**$ (0.10)**	**$ 17**	**$ 0.21**	**$ (15)**	**$ (0.18)**	**$ 47**	**$ 0.56**

Note: Adjusted Net Income is a non-GAAP measure. For a discussion of the use of Adjusted Net Income, see our Current Report on Form 8-K dated October 28, 2020.
* Does not foot due to rounding

Adjusted Net Income Reconciliation

($ millions)	2019		2018		2017		2016		2015		2014		2013		2012	
Year ended December 31	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	$ 15	$ 0.18	$ 50	$ 0.54	$ 26	$ 0.27	$ (107)	$ (1.10)	$ (344)	$ (3.38)	$ 144	$ 1.40	$ 152	$ 1.48	$ 118	$ 1.22
Goodwill and intangible asset impairment, net of tax	-	-	-	-	-	-	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	5	0.06	-	-	6	0.06	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	7	0.08	3	0.03	14	0.15	17	0.17	11	0.11	6	0.06	-	-	-	-
Supplier bad debt, net of tax	5	0.06	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(2)	(0.02)	48	0.52	18	0.19	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	-	-	2	0.02	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	-	-	1	0.01	5	0.05	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	-	-	-	-	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	(50)	(0.52)	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03
Adjusted net income (loss) attributable to common stockholders	$ 30	$ 0.36	$ 102	$ 1.10	$ 21	$0.22	$ (65)	$ (0.67)	$ 43	$ 0.42	$ 169	$ 1.65	$ 150	$ 1.46	$ 181	$ 1.87

Note: Adjusted Net Income is a non-GAAP measure. For a discussion of the use of Adjusted Net Income, see our Current Report on Form 8-K dated October 28, 2020.